FIRST AMENDMENT TO SECURITY AGREEMENT


     THIS   FIRST   AMENDMENT  TO  SECURITY   AGREEMENT   ("First
Amendment")  dated  January 15, 1999, is made between  XCL  Land,
Ltd.  ("Borrower") and _________________________ ("Lender"),  who
agree as follows:

     Recitals

     WHEREAS, the Borrower and the Lender entered into that certain Security Agreement dated November 6, 1998 (the "Security
Agreement") in order to secure the full and punctual payment and performance of the indebtedness described therein; and

     WHEREAS,   the   parties  hereto  desire  to   correct   the
description of the Collateral and to express the intention of the parties with respect to future changes in the description of the Collateral.

          NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     Section  1.        Amendments  to  Security  Agreement.  The
Security Agreement is hereby amended as follows:

          (1) The following new definition of "New Funds" is added to the Security Agreement after the definition of "Lien":

          "New Funds" means new funds advanced to Borrower on or after November 6, 1998 through the purchase of Units or otherwise up to the aggregate outstanding principal amount of
          $6,200,000.

          (2) The definition of "Permitted Liens" is hereby deleted in its entirety and in its place the following is substituted:

          "Permitted Liens" means (i) the Security Interests and any other Liens created, assumed or existing with respect to the Collateral in favor of Lender or in favor of any other purchaser of Units (as defined in the Subscription Agreement) or other provider of New Funds to Borrower (provided that the liens in favor of such other persons do not cause the percentage stated in Sections 2(A)(1) and 2(A)(2) hereof to be less than the percentage of total New Funds provided by Lender) and (ii) any other Liens permitted by Lender in writing to be created or assumed or to exist with respect to the Collateral.

          (3) The phrase "(collectively the "Indebtedness")" is hereby inserted immediately after the phrase "unliquidated, now existing or hereafter arising" in Section 2A of the Security
Agreement.

          (4) The reference to "_____%" in Section 2(A)(1) and 2(A)(2) is hereby deleted and the phrase "_____%" is substituted in its place.

          (5) The following language is hereby inserted at the end of Section 3 of the Security Agreement:

          "or to an agent that Lender and all other holders of security interests in Borrower's
          Partnership Interest have agreed shall hold the certificate or document on their behalf."

          (6) The last two sentences of Section 11 of the Security Agreement are deleted and the following new sentences are substituted in their place:

          Furthermore,  Borrower  has  not   heretofore
          conveyed or agreed to convey or encumber  any
          Collateral  in any way, except  in  favor  of
          Lender  or other holders of Permitted  Liens.
          Lender understands and agrees, however,  that
          Borrower  has granted a security interest  in
          all   of  its  Partnership  Interest  in  the
          Partnership (other than the percentage of its
          Partnership Interest covered hereby) to those
          persons   or  entities  who  have  previously
          purchased Units or provided other New  Funds.
          Lender  further agrees and acknowledges  that
          in  the event that additional Units are  sold
          or  additional  New  Funds  are  provided  to
          Borrower  after  the date hereof  by  persons
          other  than Lender and secured by partnership
          interests   in  L.M.  Holding,  Lender   will
          immediately upon demand by Borrower  (one  or
          more  times, as appropriate) execute  further
          amendments  to  this  Agreement  releasing  a
          percentage   of  the  Borrower's  Partnership
          Interest  sufficient to allocate the security
          interests in the partnership interest of L.M.
          Holding  among  the  Unit  holders  or  other
          providers  of  New Funds on  a  proportionate
          basis  (provided  that no reduction  in  such
          security  interest need be made with  respect
          to  amounts  of  New Funds in  excess  of  an
          aggregate     of     $6,200,000     principal
          outstanding).

     Section 2. Effect of Amendment. Except as expressly amended hereby, the Security Agreement shall remain in full force and effect. Nothing in this First Amendment releases any right, claim, lien, security interests or entitlement of Lender created by or contained in the Security Agreement, nor releases Borrower from any covenant, warranty or obligation created by or contained in the Security Agreement.

     Section 3. Ratification of Security Agreement. The Security Agreement is hereby ratified, adopted, confirmed and renewed. All representations, warranties and covenants of Borrower in the Security Agreement are hereby repeated, remade and incorporated herein by this reference for the benefit of the Lender, on and as of the date hereof. In furtherance of the foregoing, Borrower hereby regrants to Lender a continuing security interest in and to all right, title and interest of Borrower whether now owned or hereafter acquired, in and to the Collateral in order to secure the prompt and complete payment and performance of the Indebtedness (as defined in the Security Agreement as amended by this First Amendment).

     Section 4. No Novation. All of the liens, privileges and priorities existing under the Security Agreement are renewed, extended and carried forward, nothing contained herein shall (i) be construed as a novation of the Security Agreement or (ii) release, cancel, terminate or otherwise impair the status or priority of the security interests created by the Security Agreement.

     Section 5. Titles of Sections. All titles or headings to sections of this First Amendment are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

     Section 6. Governing Law. This First Amendment is a contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

     Section 7. Successors and Assigns. All covenants and agreements made by or on behalf of the Borrower in this First Amendment shall bind Borrower's successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     Section 8. Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be duly executed as of the date first above written.

WITNESSES:                    BORROWER:

                              XCL LAND, LTD.


_________________________     By:________________________________
Name:____________________        Name:___________________________
                              (Please                      Print)
Title:__________________________


_________________________
Name:____________________
        (Please Print)
                              LENDER:

                              ___________________________________


_________________________     By:________________________________
Name:____________________        Name:___________________________
                              (Please                      Print)
Title:__________________________


_________________________
Name:____________________
        (Please Print)